UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – June 7, 2024
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On June 7, 2024, the Board of Directors of Honeywell International Inc. (the “Company”) changed the leadership of its Audit Committee and its Corporate Governance and Responsibility Committee as follows: (i) Michael W. Lamach was appointed to replace D. Scott Davis as Chair of the Audit Committee; Mr. Davis shall continue to serve as a member of the Audit Committee; and (ii) Mr. Davis was appointed to replace William S. Ayer as Chair of the Corporate Governance and Responsibility Committee. Mr. Ayer, as independent Lead Director, shall serve as an ex officio member of each of the Company’s standing committees: Audit Committee, Corporate Governance and Responsibility Committee and Management Development and Compensation Committee. Such appointments were effective as of June 7, 2024.

Set forth below is a list of the directors serving on the Company’s Board of Directors and their respective committee memberships following the changes described above:

Director Name	Position(s)	Committee Membership(s)
Duncan B. Angove	Independent Director	CGRC, MDCC
William S. Ayer	Independent Director (Lead Director)	Ex Officio: Audit, CGRC, MDCC
Kevin Burke	Independent Director	Audit
D. Scott Davis	Independent Director and CGRC Chair	Audit, CGRC
Deborah Flint	Independent Director	CGRC, MDCC
Vimal Kapur	Chairman and CEO	None
Michael W. Lamach	Independent Director and Audit Chair	Audit
Rose Lee	Independent Director	MDCC
Grace Lieblein	Independent Director and MDCC Chair	CGRC, MDCC
Robin L. Washington	Independent Director	Audit
Robin Watson	Independent Director	Audit

Audit – Audit Committee
CGRC – Corporate Governance and Responsibility Committee
MDCC – Management Development and Compensation Committee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 11, 2024	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Vice President and Corporate Secretary